ADVISORSHARES TRUST

Cambria Global Tactical ETF

Supplement dated May 21, 2012

to the currently effective Statutory and Summary Prospectuses and

Statement of Additional Information for the Fund listed above

This supplement provides new and additional information beyond that contained in the currently effective Statutory and Summary Prospectuses (the “Prospectuses”) and
Statement of Additional Information (“SAI”) for the Cambria Global Tactical ETF (the
“Fund”) and should be read in conjunction with the Prospectuses and SAI.

Effective April 9, 2012, the investment sub-adviser to the Fund, Cambria Investment Management, Inc., changed its form of corporate organization from a California corporation to a Delaware limited partnership. Accordingly, the name of the Fund’s investment sub-adviser is now Cambria Investment Management, L.P. and references to the investment sub-adviser in the Fund’s Prospectuses and SAI are hereby replaced. This change in corporate organization has not affected, and is not expected to affect, the quality, type or extent of the investment sub-advisory services provided to the Fund by Cambria Investment Management, L.P.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.